UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2014

NTS REALTY HOLDINGS LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32389 (Commission file number)	41-2111139 (IRS Employer Identification No.)

600 North Hurstbourne Parkway Suite 300 Louisville, Kentucky 40222 (Address of principal executive offices)

(502) 426-4800 (Registrant’s telephone number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

NTS Realty Holdings Limited Partnership, a Delaware limited partnership (“NLP”), previously announced that, pursuant to the terms of that certain Stipulation and Agreement of Compromise, Settlement and Release dated as of February 4, 2014 (the “Settlement Agreement”) entered into in the matter, Stephen J. Dannis, et al. v. J.D. Nichols, et al., Case No. 13-CI-00452, in Jefferson County Circuit Court of the Commonwealth of Kentucky, NLP entered into that certain Agreement and Plan of Merger dated as of February 25, 2014 (the “Merger Agreement”) among NTS Merger Parent, LLC, NTS Merger Sub, LLC (“NTS Merger Sub”), NTS Realty Capital, Inc., NLP’s managing general partner (“NTS Realty Capital”), and NLP.

At 9:00 a.m. Eastern Time on June 10, 2014, NLP filed a Certificate of Merger with the Secretary of State of the State of Delaware and, as a result, the effective time of the merger (the “Effective Time”) occurred.  At the Effective Time, NTS Merger Sub merged with and into NLP, at which time the separate limited liability company existence of NTS Merger Sub ceased and NLP continued as the surviving entity in the merger, and each NLP limited partnership unit (each a “Unit”) outstanding prior to the Effective Time excluding those Units owned by Brickwood, LLC, Kimberly Ann Nichols, Zelma Nichols, NTS Realty Partners, LLC, Ocean Ridge Investments Ltd., ORIG, LLC, The J.D. Nichols Irrevocable Trust for My Daughters, The J.D. Nichols Irrevocable Trust for My Grandchildren, and BKK Financial, Inc., each affiliates of Mr. J.D. Nichols, our Chairman, or Mr. Brian Lavin, our President and Chief Executive Officer, (collectively, such unitholders are the “Excluded Unitholders”) was cancelled and extinguished and automatically converted into the right to receive $8.68 per Unit in cash, without interest.

Additionally, immediately prior to the Effective Time, each “phantom unit” held by the non-employee directors of the Board of Directors of NTS Realty Capital pursuant to NTS Realty Capital’s Directors Deferred Compensation Plan (the “Director Plan”) was treated as if issued to such non-employee director as a Unit and converted automatically into the right to receive $8.68 per Unit for purposes of calculating the amounts payable under the Director Plan.  In accordance with each non-employee director’s deferral election made under the Director Plan, each non-employee director will be entitled to receive such cash compensation on the date that is thirty (30) days after the date of the non-employee director’s separation of service from NTS Realty Capital (see Item 5.02 hereof).

Wells Fargo Bank, National Association will act as paying agent under the Merger Agreement.  Wells Fargo will mail to NLP’s unitholders of record materials to advise NLP Unitholders of their rights as a result of the merger and to facilitate receipt of payment for their NLP Units.

The foregoing description of the Merger Agreement does not purport to be complete in all respects and is qualified in its entirety by reference to the Merger Agreement which was attached as Exhibit 2.1 of NLP’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on February 25, 2014.

Item 1.01. Entry into a Material Definitive Agreement.

On June 6, 2014, NLP, through its wholly-owned subsidiaries – NLP Willows, LLC, NLP Castle Creek, LLC, NLP Swift Creek, LLC, NLP Richland, LLC, and NLP Whitworth, LLC – entered into five supplemental mortgage loans (the “Supplemental Loans”) with Holliday Fenoglio Fowler, L.P. (“HFF”) under the Federal Home Loan Mortgage Company (“Freddie Mac”) CME Program having an aggregate principal amount of $31,000,000.  The Supplemental Loans contain customary representations and warranties and covenants and are secured by a mortgage on the following NLP properties: The Willows of Plainview Apartments located in Louisville, KY, Castle Creek Apartments located in Indianapolis, IN, Swift Creek Apartments located in Richmond, VA, and The Grove at Richland Apartments and The Grove at Whitworth Apartments located in Nashville, Tennessee.  The Supplemental Loans are junior in priority to the existing senior mortgage loans outstanding on each of the properties.  Each Supplemental Loan is (i) cross-collateralized and cross-defaulted with the other Supplemental Loans, and (ii) cross-defaulted with the existing senior mortgage loans and the existing mortgage loans of three additional wholly-owned subsidiaries of NLP, namely, NLP Lake Clearwater, LLC, NLP Park Place, LLC and NLP Willow Lake, LLC.  The Supplemental Loans carry a 4.69% fixed rate of interest, have a 30-year amortization and mature on January 1, 2020, the maturity date of the existing senior mortgage loans.  Additionally, in connection with each Supplemental Loan, Mr. J.D. Nichols issued personal guarantees pursuant to which Mr. Nichols guarantees losses (if any) incurred by the lender(s) as a result of the respective borrower’s failure to perform certain covenants contained in the loan agreements.  Under such guarantees, in the event of an occurrence of certain covenant breaches, Mr. Nichols could be liable for the full value of the respective loan.

NLP used proceeds of the Supplemental Loans to fund a portion of the merger consideration payable to NLP unitholders under the terms of the Merger Agreement as well as paying costs and expenses relating to the merger and owed under the Settlement Agreement and obtaining the Supplemental Loans.  Additionally, as previously reported by NLP on its Current Report on form 8-K filed with the SEC on June 5, 2014, on May 30, 2014, NLP increased the availability on its line of credit with PNC Bank, National Association from $10 million to $16 million, subject to certain terms and conditions.  NLP used some of the availability under the line of credit to fund a portion of the merger consideration payable to NLP unitholders under the terms of the Merger Agreement as well as paying costs and expenses relating to the merger and owed under the Settlement Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet arrangement of a Registrant.

The information provided under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference under this Item 2.03.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Promptly after the Effective Time, NLP notified the NYSE MKT of the closing of the merger and requested that the NYSE MKT effect a halt of trading of NLP’s Units as of the close of trading on June 10, 2014 and a trading suspension of NLP’s Units effective prior to the opening of the market on June 11, 2014.  NLP also requested that the NYSE MKT file a Form 25 with the SEC to delist NLP’s Units from the NYSE MKT and to deregister NLP’s Units under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Upon the effectiveness of the Form 25, NLP will file a Certification and Notice of Termination on Form 15 with the SEC to withdraw NLP’s Units from registration under Section 15(d) of the Exchange Act and to suspend NLP’s reporting obligations under Sections 13 and 15(d) of the Exchange Act in reliance on Rule 12h-3(b)(1)(i).  NLP intends to file the Form 15 on or about June 23, 2014.

Item 3.03. Material Modification to Rights of Security Holders.

On June 10, 2014, at the Effective Time, pursuant to the terms of the Merger Agreement, each NLP Unit (other than those Units owned by the Excluded Unitholders) was converted into the right to receive $8.68 in cash.

Item 5.02. Departure of Directors or Certain Officers; Election of Director; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2014, at the Effective Time, each of Mark D. Anderson, John P. Daly and John S. Lenihan, resigned from their positions as members of the Board of Directors of NTS Realty Capital, the managing general partner of NLP.  J.D. Nichols, our founder and Chairman, and Brian Lavin, our President and CEO, continue to serve as members of the Board of Directors of NTS Realty Capital.

Item 8.01. Other Events.

NLP issued a press release on June 10, 2014 announcing the consummation of the merger.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: N/A
(b)	Pro Forma Financial Information: N/A
(c)	Shell Company Transactions: N/A
(d)	Exhibits:
	99.1	Press release of NTS Realty Holdings Limited Partnership, dated June 10, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NTS REALTY HOLDINGS LIMITED PARTNERSHIP

By:	NTS Realty Capital, Inc.
Its:	Managing General Partner

By:	/s/ Gregory A. Wells
Name:	Gregory A. Wells
Title:	Executive Vice President and CFO
Date:	June 11, 2014

EXHIBIT INDEX

(a)	Financial Statements of Businesses Acquired: N/A
(b)	Pro Forma Financial Information: N/A
(c)	Shell Company Transactions: N/A
(d)	Exhibits:
	99.1	Press release of NTS Realty Holdings Limited Partnership, dated June 10, 2014.